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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 9, 2001
                                                         ----------------

                         HomeSeekers.com, Incorporated
                         -----------------------------
            (Exact Name of Registrant as Specified in its Charter)

           Nevada                    0-23835                87-0397464
           ------                    -------                ----------
(State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation)             File Number)         Identification No.)

           6490 South McCarran Boulevard, Suite D-30, Reno, NV 89509
           ---------------------------------------------------------
         (Address of Principal Executive Offices, including Zip Code)

                                (775) 827-6886
                                --------------
             (Registrant's telephone number, including area code)

                      -----------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 6.    Resignations of Registrant's Directors.

(a) Resignations:

On October 9, 2001 Ted C. Jones resigned from the board of directors of HomeSeekers.com, Incorporated effective immediately. No reason for the resignation was cited.

On October 16, 2001 Joseph Harker resigned as Chairman of the Board of Directors and as a director of HomeSeekers.com, Incorporated effective October 17, 2001 for personal reasons.

On October 18, 2001 David L. Holmes resigned his position as a member of the Board of Directors of HomeSeekers effective that day for personal reasons.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (c)      Exhibits

10.17 Ted C. Jones resignation letter dated October 9, 2001
10.18 Joseph Harker resignation letter dated October 16, 2001
10.19 David L. Holmes resignation letter dated October 18, 2001

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned as duly authorized.

Dated:   October 23, 2001
                                     HomeSeekers.com, Incorporated

                                     By: /s/ Steven M. Crane
                                        --------------------
                                             Steven M. Crane
                                             Interim Chief Financial Officer